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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-18411) of Brilliant Digital Entertainment, Inc. of our audit report dated March 24, 1997.

                                               /s/ ERNST & YOUNG LLP
                                               ----------------------
                                                   Ernst & Young LLP

Woodland Hills, California
March 30, 1998